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COMMON STOCK                                                     COMMON STOCK


    0334                   THE SINGING MACHINE(R)                  SPECIMEN

                                                               CUSIP 829322 30 4

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


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This Certifies that




                                    SPECIMEN




Is the Registered Holder of

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
SHARE, OF

                       The Singing Machine Company, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:    /s/ John Klecko           [GRAPHIC OMITTED]            XXXXXXXX
          -------------------                                 --------------
             SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (JERSEY CITY, N.J.)  TRANSFER AGENT AND REGISTRAR


                  SPECIMEN


                                              AUTHORIZED SIGNATURE

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                       THE SINGING MACHINE COMPANY, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                 UNIF GIFT MIN ACT _________ Custodian ________
TEN ENT - as tenants in entireties                                 (Cust)             (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                              Under Uniform Gifts to Minors
          tenants in common
                                                                  Act - _________________________
                                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

   For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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             Please print or typewrite name and address of assignee


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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________


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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, _________________



                              __________________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.